UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
Intermec, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

INTERMEC, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 23, 2008
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice of Stockholder Meeting & Proxy Statement and the 2007 Annual Report are available at www.proxyvote.com.
Please have the 12-digit Control # available (located on the following page) when you access this website.
If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy as instructed below. Please make your request for a copy as instructed below on or before May 9, 2008 to facilitate timely delivery.
PROXY MATERIALS — VIEW OR RECEIVE
You can choose to view the proxy materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS
Requests for printed copies of materials for the 2008 Annual Meeting and future Intermec, Inc. stockholder meetings (including voting instruction forms that can be submitted by mail) may be made using the following internet, telephone or email options:
1) BY INTERNET — www.proxyvote.com
2) BY TELEPHONE — 1-800-579-1639
3) BY E-MAIL* — sendmaterial@proxyvote.com
*If requesting materials for this stockholders meeting by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. To r equest printed copies of materials for future Intermec, Inc. stockholder meetings please indicate this in the text of the email message and include the 12-digit Control # (located on the following page) in the subject line.
See the Reverse Side for Meeting Information and Instructions on How to Vote
B2IMC1

Meeting Information
Meeting Type: Annual
Meeting Date: May 23, 2008
Meeting Time: 10:00 a.m. Pacific Time
For holders as of: March 24, 2008
Meeting Location:
Intermec, Inc. Headquarters 6001 36th Avenue West Everett, Washington 98203
For Meeting Directions, please visit: http://www.intermec.com/about_us/contact_us or call: (425)348-2600
If you have already provided voting instructions with respect to the Control # listed on the following page, you do not need to do so again. If you do provide new voting instructions, only the last voting instructions received will be followed.
How To Vote
Vote In Person
Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material.
Vote By Internet
To vote now by Internet, go to
WWW .PROXYVOTE.COM.
Please refer to the proposals and follow the instructions. Use the internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 22, 2008. Have this notice in hand when you access the website.
Vote By Telephone
To vote now by telephone, call
1-800-690-6903 .
Please refer to the proposals and follow the instructions. Use this telephone number to submit your voting instructions up until 11:59 p.m. Eastern Time on May 22, 2008.
Vote By Mail
Mark, sign and date your voting instructions form (provided on the following page) and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Broadridge must receive any such voting instructions by 5:00 p.m., Eastern Time, on May 22, 2008, for them to be effective.

Voting items For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” All All Except and write the number(s) of the nominee(s) on the line below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4. 0 0 0
1. ELECTION OF DIRECTORS Nominees:
01) Patrick J. Byrne 05) Stephen P. Reynolds 02) Gregory K. Hinckley 06) Steven B. Sample 03) Lydia H. Kennard 07) Oren G. Shaffer 04) Allen J. Lauer 08) Larry D. Yost For Against Abstain 2. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED 0 0 0 INTERMEC, INC.’s PUBLIC ACCOUNTING FIRM FOR 2008. 3. APPROVE THE INTERMEC, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN. 0 0 0 4. APPROVE THE INTERMEC, INC. 2008 OMNIBUS INCENTIVE PLAN. 0 0 0 These items of business are more fully described in the Proxy Statement. You are entitled to vote on these items if you were a stockholder as of the close of business on March 24, 2008.
Additional items
Sign on reverse side

Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Voting Instructions
Authorized Signatures — This section must be completed for your voting instructions to be executed.
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, exec utor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.
Signature 1 — (Please sign on line) Signature 2 — (Joint Owners) Date — (Please print date)